Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes

9. Income Taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, the Cayman Islands do not impose withholding tax on dividend payments.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, the Company’s subsidiaries established in Hong Kong are subject to 16.5% income tax on their taxable income generated from operations in Hong Kong. Under the Hong Kong tax laws, it is exempted from the Hong Kong income tax on its foreign-derived income. In addition, payments of dividends from Hong Kong subsidiaries to us are not subject to any Hong Kong withholding tax.

PRC

Under the Law of the People’s Republic of China on Enterprise Income Tax (“EIT Law”), domestically-owned enterprises and foreign-invested enterprises are subject to a uniform tax rate of 25%.

The tax expense (benefit) comprises:

	Years Ended December 31, (Amount in Thousands)
	2015	2016	2017	2017
	RMB	RMB	RMB	US$
Current Tax	136,700	166,564	198,841	30,561
Deferred Tax	(6,813)	(8,567)	244	38
Total	129,887	157,997	199,085	30,599

Reconciliation between the statutory tax rate to income before income taxes and the actual provision for income taxes is as follows:

	Years Ended December 31,
	2015	2016	2017
PRC income tax rate	25.00%	25.00%	25.00%
Expenses not deductible for tax purposes	0.00%	0.17%	0.14%
Effect of tax-free investment income	(2.97%)	(4.44%)	(2.03%)
Effect of uncertain tax positions	(1.75%)	(0.01%)	—
Effect of different tax rate of subsidiary operation in other jurisdiction	(0.70%)	(3.96%)	(3.30%)
Effect of deferred tax asset allowance	2.00%	4.70%	1.07%
Effect of tax holidays	(1.28%)	(1.82%)	(0.73%)
Effect of intra-group share transfer	—	1.96%	—
Effect of income from equity in Fund of Fund	—	—	1.92%
Effect of others	0.16%	(0.06%)	0.85%
	20.46%	21.54%	22.92%

The aggregate amount and per share effect of the Tax Holiday (including effect of timing difference reversed in the year with different rate) are as follows:

	Years Ended December 31, (Amount in Thousands Except Shares Data)
	2015	2016	2017	2017
	RMB	RMB	RMB	US$
Aggregate	8,103	13,363	6,367	979
Per share effect-basic	0.29	0.47	0.23	0.07
Per share effect-diluted	0.27	0.44	0.21	0.06

The principal components of the deferred income tax asset and liabilities are as follows:

	As of December 31, (Amount in Thousands)
	2016	2017	2017
	RMB	RMB	US$
Deferred tax assets:
Accrued expenses	24,108	37,990	5,839
Tax loss carry forward	63,023	41,185	6,330
Unrealized other income	3,105	2,662	409
Others	—	—	—
Gross deferred tax assets	90,236	81,837	12,578
Valuation allowance	(34,509)	(9,183)	(1,411)
Net deferred tax assets	55,727	72,654	11,167
Deferred tax liabilities:
Unrealized investment income	4,456	50,121	7,703
Net deferred tax liabilities (after offsetting)	4,456	50,121	7,703

Deferred tax assets and liabilities have been offset where the Company has a legally enforceable right to do so, and intends to settle on a net basis.

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more likely than not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. These assumptions require significant judgment and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. Valuation allowances are established for deferred tax assets based on a more likely than not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry-forward period are reduced. As of December 31, 2017, operating loss carry forward amounted to RMB165,000 for the PRC and Hong Kong income tax purpose, the tax loss carryforward of RMB500 will begin to expire in 2018. During the years ended December 31, 2016 and 2017, the Group recorded an allowance of RMB34,509 and RMB9,183 for deferred tax assets which are not more likely than not to be realized. 57.7% of the deferred tax asset allowance as of December 31, 2017 was related to the net operating loss from other financial service business.

In accordance with the EIT Law, dividends, which arise from profits of foreign-invested corporations earned after January 1, 2008, are subject to a 5% to 10% withholding income tax. A deferred tax liability should be recognized for the undistributed profits of PRC companies unless the Company has sufficient evidence to demonstrate that the undistributed dividends will be reinvested and the remittance of the dividends will be postponed indefinitely. The accumulated undistributed earnings of the Group’s PRC subsidiaries were RMB2.4 billion as of December 31, 2017. The Group intends to indefinitely reinvest the remaining undistributed earnings of the Group’s PRC subsidiaries, and therefore, no additional provision for PRC dividend withholding tax was accrued. Aggregate undistributed earnings of the Company’s VIE companies located in the PRC that are available for distribution to the Company were approximately RMB 951,444 million as of December 31, 2017. A deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting amounts over tax basis amount in domestic subsidiaries. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interest in VIEs because it believes such excess earnings can be distributed in a manner that would not be subject to income tax.

The Group did not record any uncertain tax positions during the years ended December 31, 2015, 2016 and 2017. The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next 12 months.

According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB 100 is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is 10 years. There is no statute of limitations in the case of tax evasion. .

The movement of the Group’s uncertain tax positions is summarized as follows:

	(Amount in Thousands)
	RMB	US$
Unrecognized tax benefit—December 31, 2014	11,128	1,718
Reverse due to lapse of statute of limitations	(11,202)	(1,729)
Exchange rate translation	142	22
Unrecognized tax benefit—December 31, 2015	68	11
Reverse due to lapse of statute of limitations	(68)	(11)
Unrecognized tax benefit—December 31, 2016	—	—
Unrecognized tax benefit—December 31, 2017	—	—